UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 23, 2005


                                     0-17771
                            (Commission File Number)


                         ______________________________


                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                            (State of Incorporation)

                                   75-2243266
                      (IRS Employer Identification Number)

                     Six Harrison Street, New York, NY 10013
              (Address of registrant's principal executive office)


                                 (212) 925-8745
                         (Registrant's telephone number)


                         ______________________________

                            Section 8 - Other Events

Item 8.01. Other Events

On March 29, 2005 Franklin Credit Management Corporation ("the Company"),
issued a press release entitled "Franklin Credit Management Reports Revene and Earnings for 2004." A copy of the Company's press release is attached as Exhibit 99.1

Item 9.01 Exhibits

Exhibit No      Description
  99.1          Press Release, dated March 29, 2005, entitled "Franklin Credit
                Management Corporation Reports Revenue and Earnings for 2004"

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     FRANKLIN CREDIT MANAGEMENT CORPORATION


                                      By:_/s/ Jeffrey R. Johnson
                                        Name: Jeffrey R. Johnson
                                       Title: Chief Executive Officer

Date:  March 29, 2005

Exhibit 99.1

For Immediate Release

Contact:  Alan Joseph, CFO
Franklin Credit Management Corporation
(212) 925-8745 ext. 169
ajoseph@franklincredit.com


                        FRANKLIN CREDIT MANAGEMENT REPORT
                          REVENUE AND EARNINGS FOR 2004

          FOURTH QUARTER DILUTED E.P.S. RISE 63% TO $0.49 VS. $0.30 IN
                                PRIOR-YEAR PERIOD

NEW YORK, New York (March 29, 2005) - Franklin Credit Management Corporation (OTC BB: FCSC), a specialty consumer finance company primarily engaged in the acquisition, origination, servicing and resolution of performing, subperforming and nonperforming residential mortgage loans, today announced increased revenues and earnings for 2004.

For the three months ended December 31, 2004, revenues increased 77% to $27.7 million, compared with $15.6 million in the fourth quarter of 2003. Net Income increased 70% to $3,314,212, or $0.49 per diluted share, compared with $1,953,412, or $0.30 per diluted share, in the quarter ended December 31, 2003.

For the twelve months ended December 31, 2004, the Company reported revenues of $80.5 million, which represented an increase of 40% when compared with 2003 revenues of $57.6 million. Net income increased 42% to a record $9,506,310, or $1.43 per diluted share in 2004, versus net income of $6,685,457, or $1.02 per diluted share, in the year ended December 31, 2003.

"We are very pleased to report substantially higher revenue and earnings for the quarter and year ended December 31, 2004," commented Jeffrey Johnson, Chief Executive Officer of Franklin Credit Management Corporation.

"Large portfolio acquisitions during the second half of the year, primarily related to bulk purchases of subprime mortgage loans from Bank One and Master Financial, allowed us to increase our notes receivable portfolio by more than 74% to $811.9 million (face value) during 2004."

About Franklin Credit Management Corporation

Franklin Credit Management Corporation (together with its wholly-owned subsidiaries, the "Company") is a specialty consumer finance company primarily engaged in the acquisition, origination, servicing and resolution of performing, subperforming and nonperforming residential mortgage loans. The Company acquires mortgage loans, generally in pools at discounts from their aggregate contractual balances, from a variety of mortgage bankers, banks, and other specialty finance companies, and, through its wholly-owned subsidiary, Tribeca Lending Corp., also originates subprime mortgage loans. Real estate is acquired in foreclosure or otherwise and is also generally acquired at a discount relative to the appraised value of the asset. The Company conducts its business from its executive and main office in New York City and through its website www.franklincredit.com. Its common stock trades on the OTC Bulletin Board under the symbol "FCSC".

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those projected or suggested in forward-looking statements made by the Company. These factors include, but are not limited to: (i) unanticipated changes in the U.S. economy, including changes in business conditions such as interest rates, and changes in the level of growth in the finance and housing markets; (ii) the status of relations between the Company and its sole Senior Debt Lender and the Senior Debt Lender's willingness to extend additional credit to the Company;
(iii) the availability for purchases of additional loans; (iv) the availability of sub-prime borrowers for the origination of additional loans; and (v) other risks detailed from time to time in the Company's SEC reports. Additional factors that would cause actual results to differ materially from those projected or suggested or suggested in any forward-looking statements are contained in the Company's filings with the Securities and Exchange Commission, including, but not limited to, those factors discussed under the caption "Real Estate Risk" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which the Company urges investors to consider. The Company undertakes no obligation to publicly release the revisions to such forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrences of unanticipated events, except as other wise required by securities and other applicable laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                    For further information, please contact:

           Alan Joseph, CFO of Franklin Credit Management Corporation
                           at 212-925-8745 (Ext. 169)

                         Financial Highlights to Follow



             FRANKLIN CREDIT MANAGEMENT CORPORATION AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------

                                  Three Months ended     For the Years Ended
                                     December 31,            December 31,
                                  -------------------    -------------------
                                  2004         2003      2004        2003

REVENUES:

 Interest income            $20,862,689  $10,977,942   $59,481,422  $42,699,710
 Purchase discount
 earned                       3,195,894    1,787,926     9,234,896   5,154,601
 Gain on sale of
 notes receivable               626,372      485,134     1,701,113   1,118,239
 Gain on sale of loans
 held for sale                  517,814      933,797     3,689,616   3,236,616
 Gain on sale of other
 real estate owned              314,651       99,285       542,202   1,027,130
 Rental income                    8,625        9,582        42,300     113,255
 Prepayment penalties
 and other income             2,146,584    1,317,988     5,793,466   4,217,008
                             ----------   ----------    ----------  ----------
                             27,672,629   15,611,654    80,485,015  57,566,559
                             ----------   ----------    ----------  ----------
OPERATING EXPENSES:
 Interest expense            12,061,839    5,570,976    32,795,347  21,672,993
 Collection, general
 and administrative           7,153,902    4,869,059    23,321,659  17,864,786
 Recovery of a special
 charge                                                                   -
 Provision for loan losses    1,268,570      795,804     3,705,333   3,164,103
 Amortization of deferred
 financing costs              1,023,434      622,333     2,761,476   1,979,208
 Depreciation                   126,676      177,270       494,890     505,012
                             ----------   ----------    ----------  ----------
                             21,634,421   12,035,442    63,078,705  45,186,102
                             ----------   ----------    ----------  ----------

INCOME BEFORE PROVISION
FOR INCOME TAXES              6,038,208    3,576,212    17,406,310  12,380,457
                             ----------    ---------    ----------  ----------
PROVISION FOR
INCOME TAXES                  2,723,996    1,622,800     7,900,000   5,695,000
                            -----------   ----------    ----------  ----------

NET INCOME                  $ 3,314,212   $1,953,412    $9,506,310  $6,685,457
                            ===========   ==========    ==========  ==========
NET INCOME PER
COMMON SHARE:
  Basic                     $     0.56    $     0.33    $     1.60  $    1.13
                            ===========   ==========    ==========  =========

  Diluted                   $     0.49    $     0.30    $     1.43  $    1.02
                            ===========   ==========    ==========  =========
WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING, BASIC           5,941,462     5,916,527     5,941,462   5,916,527
                             =========     =========     =========   =========

OUTSTANDING, DILUTED         6,726,259     6,573,879     6,648,381   6,536,639
                             =========     =========     =========   =========




FRANKLIN CREDIT MANAGEMENT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND 2003
-------------------------------------------------------------------------------

ASSETS                                         2004                2003

CASH AND CASH EQUIVALENTS                  $ 19,519,659        $ 14,418,876


RESTRICTED CASH                                 128,612             413,443

NOTES RECEIVABLE:
  Principal                                 811,885,856         465,553,870
  Purchase discount                         (32,293,669)        (25,678,165)
  Allowance for loan losses                 (89,628,299)        (46,247,230)
                                            -----------         -----------
    Net notes receivable                    689,963,888         393,628,475

ORIGINATED LOANS HELD FOR SALE               16,851,041          27,372,779

ORIGINATED LOANS HELD FOR INVESTMENT        110,496,274           9,536,669

ACCRUED INTEREST RECEIVABLE                   8,506,252           4,332,419

OTHER REAL ESTATE OWNED                      20,626,156          13,981,665

OTHER RECEIVABLES                             5,366,500           2,893,735

DEFERRED TAX ASSET                              583,644             681,398

OTHER ASSETS                                 10,577,344           3,922,234

BUILDING, FURNITURE AND EQUIPMENT - Net       1,290,442           1,252,711

DEFERRED FINANCING COSTS - Net                7,600,942           4,298,942
                                          -------------       -------------
TOTAL ASSETS                              $ 891,510,754       $ 476,733,346
                                          =============       =============
LIABILITIES AND STOCKHOLDERS" EQUITY

LIABILITIES:
 Accounts payable and
 accrued expenses                          $ 11,572,764        $ 4,979,806
 Financing agreements                        39,540,205          23,315,301
 Notes payable                              807,718,038         427,447,844
Tax Liability:
   Deferred                                   3,123,865           1,311,089
                                           ------------         -----------
Total liabilities                           861,954,872         457,054,040
                                           ------------         -----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER" EQUITY
Preferred stock, $.01 par value;
authorized 3,000,000 issued-none
Common stock, $.01 par value,
22,000,000 authorized shares; issued
and outstanding: 6,062,295 in 2004
and 5,916,527 in 2003                            60,623             59,167
Additional paid-in capital                    7,354,778          6,985,968
Retained earnings                            22,140,481         12,634,171
                                            -----------        -----------
 Total stockholders' equity                  29,555,882         19,679,306
                                            -----------        ------------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                      $ 891,510,754       $ 476,733,346
                                          =============       =============

See notes to consolidated financial statements